Exhibit 10.19e




                                         September 1, 1995



Chemical Bank
270 Park Avenue
New York, New York  10017
Attention:  Mr. Robert Gillham

The Boatmen's National Bank of St. Louis
One Boatmen's Plaza
800 Market Street
St. Louis, Missouri  63166-0236
Attention:  Mr. Thomas Guyton

Mercantile Bank of St. Louis National Association
Eighth & Locust, 12th Floor
P.O. Box 524
St. Louis, Missouri  63101
Attention:  Mr. John A. Holland

Ladies and Gentlemen:

      Re: Amendment and Further Extension of line of credit agreement dated October 18, 1993, as amended and extended by letter of Amendment and Extension dated April 18, 1994, and further amended and extended by letters of Amendment and Further Extension dated August 18, 1994, October 18, 1994 and March 1, 1995 and further amended by letter dated May 23, 1995 among Laclede Gas Company ("Laclede"), Chemical Bank ("Chemical"), The Boatmen's National Bank of St. Louis ("Boatmen's") and Mercantile Bank of St. Louis National Association ("Mercantile") (said banks being hereinafter collectively called the "Banks" and said line of credit agreement, as thus amended and extended, being hereinafter called the "Line of Credit Agreement").

      This amendatory agreement will confirm our agreement to further amend and extend the above-referenced Line of Credit Agreement from September 1, 1995 to November 1, 1995 on the same terms and conditions set forth in the original Line of Credit Agreement as amended and extended on April 18, 1994, August 18, 1994, October 18, 1994 and March 1, 1995 and further amended by letter dated May 23, 1995; subject only to the modifications expressly set forth in numbered Paragraphs 1 through 5 below, each of which Paragraphs shall be effective on September 1, 1995.




Chemical Bank
The Boatmen's National Bank of St. Louis
Mercantile Bank of St. Louis National Association
September 1, 1995
2



           1.  NEW MAXIMUM AMOUNTS OF ADVANCES.  The combined
               -------------------------------
      aggregate principal amount of Advances at any time outstanding from any Bank under the Line of Credit Agreement shall not, on or after September 1, 1995, exceed the amount set forth opposite the name of such Bank below (such Bank's "Maximum Amount"), and shall be in a combined aggregate principal amount at any time outstanding which shall not exceed $50 million:

      Name of Bank                   Maximum Amount
      ------------                   --------------

      Chemical                        $25,000,000
      Boatmen's                       $12,500,000
      Mercantile                      $12,500,000

           2.  NEW TERMINATION DATE.  The phrase "Termination Date"
               --------------------
      as defined in the Line of Credit Agreement is hereby amended from September 1, 1995 to November 1, 1995. Accordingly, all references in the Line of Credit Agreement to the Termination Date shall hereafter refer to November 1, 1995.

           3.  NEW FORM OF NOTE.  Each executed Note in the form of
               ----------------
      Exhibit A to the Line of Credit Agreement, as previously amended, as to which no sums are then due and payable thereunder shall be returned to Laclede immediately for cancellation, upon the holder Bank's receipt of an executed Note to that Bank in the form attached as Exhibit A to this amendatory agreement.

           4.  ABSENCE OF MATERIAL ADVERSE CHANGE.  The making of
               ----------------------------------
      Advances under the Line of Credit Agreement as amended by this letter agreement is also subject to the absence of any material adverse change since June 30, 1995, in the financial condition of Laclede.

           5.  INTEREST RATE ON LIBO RATE ADVANCES; FACILITY FEE RATE.
               ------------------------------------------------------
      The interest rate on LIBO Rate Advances and the Facility Fee shall remain as specified respectively in Paragraphs 3 and 4 of the letter of Amendment and Extension dated August 18, 1994.

           6.  RATIFICATION OF REMAINDER OF LINE OF CREDIT AGREEMENT.
               -----------------------------------------------------
      Subject only to the amendments expressly set forth in numbered Paragraphs 1 through 5 above, the Line of Credit Agreement is hereby ratified, confirmed and approved in all respects.


Chemical Bank
The Boatmen's National Bank of St. Louis
Mercantile Bank of St. Louis National Association
September 1, 1995
3


      Please indicate your acceptance of this amendment and extension by signing in the appropriate space below and returning to Laclede Gas Company the enclosed duplicate of the original of this letter. This letter may be executed in counterparts, each of which shall be an original, and all of which when taken together, shall constitute one agreement which shall amend and extend the Line of Credit Agreement as hereinbefore provided.

                                Very truly yours,

                                LACLEDE GAS COMPANY

                                By:    VERNON O. STEINBERG
                                Name:  Vernon O. Steinberg
                                Title:  V.P.-Treas. & Asst. Secy.

Accepted and Agreed to as of
the date first written above.

CHEMICAL BANK


By:     RONALD POTTER
Name:   Ronald Potter
Title:  Managing Director


THE BOATMEN'S NATIONAL BANK OF ST. LOUIS


By:
Name:
Title:


MERCANTILE BANK OF ST. LOUIS NATIONAL ASSOCIATION


By:
Name:
Title:












Chemical Bank
The Boatmen's National Bank of St. Louis
Mercantile Bank of St. Louis National Association
September 1, 1995
3


      Please indicate your acceptance of this amendment and extension by signing in the appropriate space below and returning to Laclede Gas Company the enclosed duplicate of the original of this letter. This letter may be executed in counterparts, each of which shall be an original, and all of which when taken together, shall constitute one agreement which shall amend and extend the Line of Credit Agreement as hereinbefore provided.

                                Very truly yours,

                                LACLEDE GAS COMPANY

                                By:    VERNON O. STEINBERG
                                Name:  Vernon O. Steinberg
                                Title:  V.P.-Treas. & Asst. Secy.

Accepted and Agreed to as of
the date first written above.

CHEMICAL BANK


By:
Name:
Title:


THE BOATMEN'S NATIONAL BANK OF ST. LOUIS


By:     THOMAS C. GUYTON
Name:   Thomas C. Guyton
Title:  Vice President


MERCANTILE BANK OF ST. LOUIS NATIONAL ASSOCIATION


By:
Name:
Title:












Chemical Bank
The Boatmen's National Bank of St. Louis
Mercantile Bank of St. Louis National Association
September 1, 1995
3


      Please indicate your acceptance of this amendment and extension by signing in the appropriate space below and returning to Laclede Gas Company the enclosed duplicate of the original of this letter. This letter may be executed in counterparts, each of which shall be an original, and all of which when taken together, shall constitute one agreement which shall amend and extend the Line of Credit Agreement as hereinbefore provided.

                                Very truly yours,

                                LACLEDE GAS COMPANY

                                By:    VERNON O. STEINBERG
                                Name:  Vernon O. Steinberg
                                Title:  V.P.-Treas. & Asst. Secy.

Accepted and Agreed to as of
the date first written above.

CHEMICAL BANK


By:
Name:
Title:


THE BOATMEN'S NATIONAL BANK OF ST. LOUIS


By:
Name:
Title:


MERCANTILE BANK OF ST. LOUIS NATIONAL ASSOCIATION


By:     JOHN HOLLAND
Name:   John Holland
Title:  Vice President












                                                        EXHIBIT A

                              NOTE

$  ,000,000                                       New York, New York
                                                  September 1, 1995

      FOR VALUE RECEIVED, the undersigned, LACLEDE GAS COMPANY, a Missouri corporation (the "Company"), hereby promises to pay to the order of
                    (the "Bank"), at the office of the Bank at
                                      : (a) on the last day of each Interest
Period, as defined in the letter agreement dated as of October 18, 1993, as amended by amendatory agreements dated April 18, 1994, August 18, 1994, October 18, 1994, March 1, 1995 and May 23, 1995, and as further amended by an amendatory agreement dated September 1, 1995 (said letter agreement, as thus amended, being hereinafter called the "Line Letter"), between the Company, the Bank and certain other banks, the aggregate unpaid principal amount of each Advance (as defined in the Line Letter) made by the Bank to which such Interest Period relates; and (b) on November 1, 1995, the lesser
of $           and the aggregate principal amount of all Advances made by the Bank under the Line Letter and remaining unpaid; in each case in lawful money of the United States of America in immediately available funds. The undersigned promises to pay interest on the unpaid principal amount of each Advance at the rates and payable on the dates provided for in the Line Letter.

      The Company hereby waives diligence, presentment, demand, protest and notice of any kind. The nonexercise by the holder of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

      All Advances by the Bank evidenced by this Note, the interest rates applicable thereto and all payments of the principal hereof and interest hereon and the respective dates thereof shall be endorsed by the holder hereof on the schedule attached hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof, or otherwise recorded by such holder in its internal records; PROVIDED, HOWEVER, that the failure of the holder hereof to make such a notation or any error in such a notation shall not affect the obligations of the Company under this Note.

      This Note shall be construed in accordance with and governed by the laws of the State of New York and any applicable laws of the United States of America.

                              LACLEDE GAS COMPANY


                              By:     VERNON O. STEINBERG
                              Name:   Vernon O. Steinberg
                              Title:  V.P. Treas. & Asst. Secy.










                              NOTE

$25,000,000                                       New York, New York
                                                  September 1, 1995

      FOR VALUE RECEIVED, the undersigned, LACLEDE GAS COMPANY, a Missouri corporation (the "Company"), hereby promises to pay to the order of CHEMICAL BANK (the "Bank"), at the office of the Bank at 270 Park Avenue, 8th Floor, New York, New York 10017: (a) on the last day of each Interest Period, as defined in the letter agreement dated as of October 18, 1993, as amended by amendatory agreements dated April 18, 1994, August 18, 1994, October 18, 1994, March 1, 1995 and May 23, 1995, and as further amended by an amendatory agreement dated September 1, 1995 (said letter agreement, as thus amended, being hereinafter called the "Line Letter"), between the Company, the Bank and certain other banks, the aggregate unpaid principal amount of each Advance (as defined in the Line Letter) made by the Bank to which such Interest Period relates; and (b) on November 1, 1995, the lesser of $25,000,000 and the aggregate principal amount of all Advances made by the Bank under the Line Letter and remaining unpaid; in each case in lawful money of the United States of America in immediately available funds. The undersigned promises to pay interest on the unpaid principal amount of each Advance at the rates and payable on the dates provided for in the Line Letter.

      The Company hereby waives diligence, presentment, demand, protest and notice of any kind. The nonexercise by the holder of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

      All Advances by the Bank evidenced by this Note, the interest rates applicable thereto and all payments of the principal hereof and interest hereon and the respective dates thereof shall be endorsed by the holder hereof on the schedule attached hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof, or otherwise recorded by such holder in its internal records; PROVIDED, HOWEVER, that the failure of the holder hereof to make such a notation or any error in such a notation shall not affect the obligations of the Company under this Note.

      This Note shall be construed in accordance with and governed by the laws of the State of New York and any applicable laws of the United States of America.

                              LACLEDE GAS COMPANY


                              By:     VERNON O. STEINBERG
                              Name:   Vernon O. Steinberg
                              Title:  V.P.-Treas. & Asst. Secy.











                  Loans By and Payments to the Bank
                  ---------------------------------
                  Referred to in the Foregoing Note
                  ---------------------------------


                                                 Payments           Name of
                                                 --------           Person
       Amount   Type of   Interest  Maturity                        Making
Date   of Loan  Loan      Rate      Date      Principal Interest    Notation
----------------------------------------------------------------------------














































                            CHEMICAL BANK



                                                     September 1, 1995

Laclede Gas Company
720 Olive Street
St. Louis, Missouri  63101

Attention of: Vernon O. Steinberg, V.P.-Treasurer & Asst. Secretary



                          Laclede Gas Company
                          -------------------

Dear Sirs:

           Reference is made to the line of credit letter agreement dated October 18, 1993 as amended by amendatory agreements dated April 18, 1994, August 18, 1994, October 18, 1994, March 1, 1995 and May 23, 1995, and as
further amended by an amendatory agreement dated the date hereof (said letter agreement, as thus amended, being hereinafter called the "Letter Agreement") among Chemical Bank ("Chemical"), certain other banks and Laclede Gas Company ("Laclede") providing for advances by Chemical to Laclede in an aggregate principal amount at any time outstanding not to exceed $25,000,000. Chemical confirms that nothing in the Letter Agreement is intended to alter the arrangements set forth in the letter of Chemical to Laclede dated January 18, 1995, or the availability of up to $10,000,000 of advances thereunder on the terms set forth therein.

                                   Very truly yours,

                                   CHEMICAL BANK,



                                   By:     RONALD POTTER
                                   Name:   Ronald Potter
                                   Title:  Managing Director












                              NOTE

$12,500,000                                      New York, New York
                                                 September 1, 1995

     FOR VALUE RECEIVED, the undersigned, LACLEDE GAS COMPANY, a Missouri corporation (the "Company"), hereby promises to pay to the order of THE BOATMEN'S NATIONAL BANK OF ST. LOUIS (the "Bank"), at the office of the Bank at One Boatmen's Plaza, 800 Market Street, St. Louis, Missouri 63166-0236:
(a) on the last day of each Interest Period, as defined in the letter agreement dated as of October 18, 1993, as amended by amendatory agreements dated April 18, 1994, August 18, 1994, October 18, 1994, March 1, 1995 and May 23, 1995, and as further amended by an amendatory agreement dated September 1, 1995 (said letter agreement, as thus amended, being hereinafter called the "Line Letter"), between the Company, the Bank and certain other banks, the aggregate unpaid principal amount of each Advance (as defined in the Line Letter) made by the Bank to which such Interest Period relates; and
(b) on November 1, 1995, the lesser of $12,500,000 and the aggregate principal amount of all Advances made by the Bank under the Line Letter and remaining unpaid; in each case in lawful money of the United States of America in immediately available funds. The undersigned promises to pay interest on the unpaid principal amount of each Advance at the rates and payable on the dates provided for in the Line Letter.

     The Company hereby waives diligence, presentment, demand, protest and notice of any kind. The nonexercise by the holder of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

     All Advances by the Bank evidenced by this Note, the interest rates applicable thereto and all payments of the principal hereof and interest hereon and the respective dates thereof shall be endorsed by the holder hereof on the schedule attached hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof, or otherwise recorded by such holder in its internal records; PROVIDED, HOWEVER, that the failure of the holder hereof to make such a notation or any error in such a notation shall not affect the obligations of the Company under this Note.

     This Note shall be construed in accordance with and governed by the laws of the State of New York and any applicable laws of the United States of America.

                              LACLEDE GAS COMPANY


                              By:     VERNON O. STEINBERG
                              Name:   Vernon O. Steinberg
                              Title:  V.P.-Treas. & Asst. Secy.










                  Loans By and Payments to the Bank
                  ---------------------------------
                  Referred to in the Foregoing Note
                  ---------------------------------


                                                  Payments          Name of
                                                  --------          Person
       Amount   Type of   Interest  Maturity                        Making
Date   of Loan  Loan      Rate      Date      Principal Interest    Notation
----------------------------------------------------------------------------














































               THE BOATMEN'S NATIONAL BANK OF ST. LOUIS



                                                 September 1, 1995

Laclede Gas Company
720 Olive Street
St. Louis, Missouri  63101

Attention of: Vernon O. Steinberg, V.P.-Treasurer & Asst. Secretary



                          Laclede Gas Company
                          -------------------

Dear Sirs:

            Reference is made to the line of credit letter agreement dated October 18, 1993 as amended by amendatory agreements dated April 18, 1994, August 18, 1994, October 18, 1994, March 1, 1995 and May 23, 1995, and as
further amended by an amendatory agreement dated the date hereof (said letter agreement, as thus amended, being hereinafter called the "Letter Agreement") among The Boatmen's National Bank of St. Louis ("Boatmen's"), certain other banks and Laclede Gas Company ("Laclede") providing for advances by Boatmen's to Laclede in an aggregate principal amount at any time outstanding not to exceed $12,500,000. Boatmen's confirms that nothing in the Letter Agreement is intended to alter the arrangements set forth in the letter of Laclede to Boatmen's dated January 18, 1995, or the availability of up to $10,000,000 of advances thereunder on the terms set forth therein.

                                   Very truly yours,

                                   THE BOATMEN'S NATIONAL BANK OF
                                   ST. LOUIS,


                                   By:    THOMAS C. GUYTON
                                   Name:  Thomas C. Guyton
                                   Title: Vice President












                              NOTE

$12,500,000                                       New York, New York
                                                  September 1, 1995

     FOR VALUE RECEIVED, the undersigned, LACLEDE GAS COMPANY, a Missouri corporation (the "Company"), hereby promises to pay to the order of MERCANTILE BANK OF ST. LOUIS NATIONAL ASSOCIATION (the "Bank"), at the office of the Bank at Eighth & Locust, 12th Floor, St. Louis, Missouri 63101: (a) on the last day of each Interest Period, as defined in the letter agreement dated as of October 18, 1993, as amended by amendatory agreements dated April 18, 1994, August 18, 1994, October 18, 1994, March 1, 1995 and May 23, 1995, and as further amended by an amendatory agreement dated September 1, 1995 (said letter agreement, as thus amended, being hereinafter called the "Line Letter"), between the Company, the Bank and certain other banks, the aggregate unpaid principal amount of each Advance (as defined in the Line Letter) made by the Bank to which such Interest Period relates; and
(b) on November 1, 1995, the lesser of $12,500,000 and the aggregate principal amount of all Advances made by the Bank under the Line Letter and remaining unpaid; in each case in lawful money of the United States of America in immediately available funds. The undersigned promises to pay interest on the unpaid principal amount of each Advance at the rates and payable on the dates provided for in the Line Letter.

     The Company hereby waives diligence, presentment, demand, protest and notice of any kind. The nonexercise by the holder of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

     All Advances by the Bank evidenced by this Note, the interest rates applicable thereto and all payments of the principal hereof and interest hereon and the respective dates thereof shall be endorsed by the holder hereof on the schedule attached hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof, or otherwise recorded by such holder in its internal records; PROVIDED, HOWEVER, that the failure of the holder hereof to make such a notation or any error in such a notation shall not affect the obligations of the Company under this Note.

     This Note shall be construed in accordance with and governed by the laws of the State of New York and any applicable laws of the United States of America.

                                   LACLEDE GAS COMPANY


                                   By:    VERNON O. STEINBERG
                                   Name:  Vernon O. Steinberg
                                   Title: V.P. Treas. & Asst. Secy.









                  Loans By and Payments to the Bank
                  ---------------------------------
                  Referred to in the Foregoing Note
                  ---------------------------------


                                                   Payments         Name of
                                                   --------         Person
       Amount   Type of   Interest  Maturity                        Making
Date   of Loan  Loan      Rate      Date      Principal Interest    Notation
----------------------------------------------------------------------------














































           MERCANTILE BANK OF ST. LOUIS NATIONAL ASSOCIATION



                                                 September 1, 1995

Laclede Gas Company
720 Olive Street
St. Louis, Missouri  63101

Attention of: Vernon O. Steinberg, V.P.-Treasurer & Asst. Secretary



                         Laclede Gas Company
                         -------------------

Dear Sirs:

            Reference is made to the line of credit letter agreement dated October 18, 1993 as amended by amendatory agreements dated April 18, 1994, August 18, 1994, October 18, 1994, March 1, 1995 and May 23, 1995, and as
further amended by an amendatory agreement dated the date hereof (said letter agreement, as thus amended, being hereinafter called the "Letter Agreement") among Mercantile Bank of St. Louis National Association ("Mercantile"), certain other banks and Laclede Gas Company ("Laclede") providing for advances by Mercantile to Laclede in an aggregate principal amount at any time outstanding not to exceed $12,500,000. Mercantile confirms that nothing in the Letter Agreement is intended to alter the arrangements set forth in the letter of Mercantile to Laclede dated January 18, 1995, or the availability of up to $10,000,000 of advances thereunder on the terms set forth therein.

                                   Very truly yours,

                                   MERCANTILE BANK OF ST. LOUIS
                                   NATIONAL ASSOCIATION


                                   By:    JOHN HOLLAND
                                   Name:  John Holland
                                   Title: Vice President








                                    87